Supplement to the
Spartan® U.S. Bond
Index Fund
Investor Class
and Fidelity
Advantage® Class
October 30, 2012
Summary Prospectus

Effective January 1, 2013, the following information replaces the similar information under the heading "Fee Table" on page 2.

Shareholder fees (fees paid directly from your investment)	None

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Investor Class

Fidelity Advantage Class

Management fee	0.05%	0.05%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.17%	0.12%
Total annual operating expenses	0.22%	0.17%
Fee waiver and/or expense reimbursement A		0.07%
Total annual operating expenses after fee waiver and/or expense reimbursement		0.10%

A Fidelity Management & Research Company (FMR) has contractually agreed to reimburse Fidelity Advantage Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.10%. This arrangement will remain in effect through October 31, 2014. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

Effective January 1, 2013, the following information replaces the similar information under the heading "Fee Table" on page 3.

UBI-SUM-12-02  December 11, 2012
1.936463.101

Investor Class

Fidelity Advantage Class

1 year	$ 23	$ 10
3 years	$ 71	$ 41
5 years	$ 124	$ 83
10 years	$ 280	$ 204

The following information replaces the similar information under the heading "Purchase and Sale of Shares" in the "Fund Summary" section on page 6.

Initial Purchase Minimum - Investor Class	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200
Initial Purchase Minimum - Fidelity Advantage Class	$10,000

The fund may waive or lower purchase minimums in other circumstances.